                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2000

                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          0-23108                        Not Applicable
--------                          -------                        --------------
(State of                         (Commission                    (IRS Employer
organization)                     File Number)                   Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                     19720
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434

                                 Not Applicable
             -------------------------------------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 183
                         Index to Exhibits is on page 8

Item 5.  Other Events

A) Series 1993-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B) Series 1994-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C) Series 1994-A:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1994-A, which is attached as
Exhibit 20(c) hereto.

D) Series 1995-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1995-1, which is attached as
Exhibit 20(d) hereto.

E) Series 1995-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1995-2, which is attached as
Exhibit 20(e) hereto.

F) Series 1995-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1995-3, which is attached as
Exhibit 20(f) hereto.

G) Series 1996-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1996-1, which is attached as
Exhibit 20(g) hereto.

H) Series 1996-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1996-2, which is attached as
Exhibit 20(h) hereto.

I) Series 1996-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1996-3, which is attached as
Exhibit 20(i) hereto.

J) Series 1996-4:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1996-4, which is attached as
Exhibit 20(j) hereto.

K) Series 1997-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1997-1, which is attached as
Exhibit 20(k) hereto.

L) Series 1997-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1997-2, which is attached as
Exhibit 20(l) hereto.

M) Series 1997-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1997-3, which is attached as
Exhibit 20(m) hereto.

N) Series 1997-4:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1997-4, which is attached as
Exhibit 20(n) hereto.

O) Series 1998-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-1, which is attached as
Exhibit 20(o) hereto.

P) Series 1998-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-2, which is attached as
Exhibit 20(p) hereto.

Q) Series 1998-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-3, which is attached as
Exhibit 20(q) hereto.

R) Series 1998-4:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-4, which is attached as
Exhibit 20(r) hereto.

S) Series 1998-6:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-6, which is attached as
Exhibit 20(s) hereto.

T) Series 1998-7:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1998-7, which is attached as
Exhibit 20(t) hereto.

U) Series 1999-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-1, which is attached as
Exhibit 20(u) hereto.

V) Series 1999-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-2, which is attached as
Exhibit 20(v) hereto.

W) Series 1999-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-3, which is attached as
Exhibit 20(w) hereto.

X) Series 1999-4:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-4, which is attached as
Exhibit 20(x) hereto.

Y) Series 1999-5:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-5, which is attached as
Exhibit 20(y) hereto.

Z) Series 1999-6:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 1999-6, which is attached as
Exhibit 20(z) hereto.

AA) Series 2000-1:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 2000-1, which is attached as
Exhibit 20(aa) hereto.

AB) Series 2000-2:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 2000-2, which is attached as
Exhibit 20(ab) hereto.

AC) Series 2000-3:
On May 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for April 2000 with respect to Series 2000-3, which is attached as
Exhibit 20(ac) hereto.

Item 7. Financial Statements and Exhibits

c) Exhibits


Exhibit No.   Description
-----------   -----------
20(a)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1993-3.

20(b)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1994-2.

20(c)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1994-A.

20(d)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-1.

20(e)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-2.

20(f)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-3.

20(g)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-1.

20(h)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-2.

20(i)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-3.

20(j)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-4.

20(k)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-1.

20(l)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-2.

20(m)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-3.

20(n)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-4.

20(o)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-1.

20(p)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-2.

20(q)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-3.

20(r)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-4.

20(s)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-6.

20(t)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-7.

20(u)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-1.

20(v)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-2.

20(w)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-3.

20(x)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-4.

20(y)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-5.

20(z)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-6.

20(aa)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-1.

20(ab)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-2.

20(ac)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-3.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                           By: GREENWOOD TRUST COMPANY
                               as originator of the Trust

                           By:   Michael F. Rickert
                                 --------------------------------------
                                 Michael F. Rickert
                                 Assistant Vice President and Assistant
                                 Treasurer

Date:  May 15, 2000

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
20(a)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1993-3.

20(b)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1994-2.

20(c)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1994-A.

20(d)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-1.

20(e)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-2.

20(f)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1995-3.

20(g)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-1.

20(h)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-2.

20(i)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-3.

20(j)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1996-4.

20(k)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-1.

20(l)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-2.

20(m)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-3.

20(n)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1997-4.

20(o)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-1.



20(p)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-2.

20(q)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-3.

20(r)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-4.

20(s)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-6.

20(t)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1998-7.

20(u)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-1.

20(v)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-2.

20(w)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-3.

20(x)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-4.

20(y)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-5.

20(z)         Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 1999-6.

20(aa)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-1.

20(ab)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-2.

20(ac)        Monthly Certificateholders' Statement, related to the month ending
              April 30, 2000, for Series 2000-3.
